                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 2, 1997 (March 2, 1997)


                             COMPTRONIX CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                     Delaware                                      0-17743                      63-0860282
  ----------------------------------------------          -----------------------          -------------------
  (State or other jurisdiction of incorporation)          (Commission File Number)          (I.R.S. Employer
                                                                                           Identification No.)


             5123 Virginia Way, Unit C-22, Brentood, Tennessee                              37027
             -------------------------------------------------                            ----------
                 (Address of principal executive offices)                                 (Zip Code)



      Registrant's telephone number, including area code:  (615) 377-3330


             Three Maryland Farms, Suite 140, Nashville, Tennessee
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

         As previously reported, the Registrant filed a petition for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Tennessee (Case No. 396-06840) on August 8, 1996. Since that date, the Registrant has continued as a debtor-in-possession pursuant to the Bankruptcy Code. On November 1, 1996, the Registrant consummated the sale of substantially all of its assets to Sanmina Corporation pursuant to the terms of an Asset Purchase Agreement which was approved by the Bankruptcy Court pursuant to Section 363 of the Bankruptcy Code. Proceeds from the sale were used to repay the Registrant's secured indebtedness and the balance remaining after repaying all secured indebtedness will be distributed to the Registrant's administrative and priority claimants and unsecured creditors pursuant to the Registrant's proposed joint plan of liquidation which is expected to be considered by the Bankruptcy Court in early to mid-May. The Registrant believes that the plan will be approved since it provides for the distribution of the Registrant's remaining assets and has been jointly approved and proposed by the Registrant, as debtor, and the committee representing all unsecured creditors. The Registrant has no operating business at this time. Holders of the Registrant's Common Stock and Series A Convertible Preferred Stock will receive no distributions pursuant to the joint plan of liquidation. It is currently estimated that the Registrant's unsecured creditors, including holders of the Registrant's Convertible Subordinated Debentures, will receive approximately ten cents on the dollar for their claims.

         The Registrant is filing its report to the U.S. Bankruptcy Court for the period ended March 2, 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Exhibits.

         99      Report to U.S. Bankruptcy Court

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPTRONIX CORPORATION



Date:  April 2, 1997                   By: /s / E. Townes Duncan
                                          ------------------------------------
                                                E. Townes Duncan
                                                Chairman of the Board